UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 10, 2026

Date of Report (Date of earliest event reported)

AiRWA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

74 E. Glenwood Ave., #320

Smyrna, DE 19977

(Address of principal executive offices, including Zip Code)

(646) 453-0678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	YYAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, Chenlong Liu, a director of AiRWA Inc. (the “Company”), resigned from the board of directors of the Company (the “Board”), effective immediately. Mr. Liu did not resign on account of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On July 15, 2026, in accordance with the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Guibao Ji, the Chief Financial Officer of the Company, and Alejandro Quiles to the Board.

Mr. Quiles will serve as the chairman of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee and the Audit Committee. The Board has determined that Mr. Quiles is an independent director as defined in Nasdaq Rule 5605(a)(2) and SEC Rule 10A-3.

On the same day, the Company entered into a Director Service and Indemnity Agreement (each, a “Director Agreement”) with each of Mr. Ji and Mr. Quiles. Pursuant to their respective Director Agreements, Mr. Ji will not receive additional compensation, beyond his compensation as Chief Financial Officer, for his service on the Board, and Mr. Quiles will receive as compensation for his service on the Board and its committees cash compensation of $15,000 per financial quarter as payment in arrear.

The foregoing description of the terms of the Director Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Agreements filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Family Relationships

Neither Mr. Ji nor Mr. Quiles has a family relationship with any of the current officers or directors of the Company.

Related-Party Transactions

There are no related-party transactions with regard to Mr. Ji or Mr. Quiles reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Director Service and Indemnity Agreement, July 15, 2026, by and between AiRWA Inc. and Guibao Ji
10.2	Director Service and Indemnity Agreement, July 15, 2026, by and between AiRWA Inc. and Alejandro Quiles
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AiRWA INC.
a Delaware corporation

Dated: July 16, 2026	By:	/s/ Thomas Tarala
Thomas Tarala Chief Executive Officer